SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:
This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of ProAssurance Corporation, dated and filed on May 31, 2017 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct a typographical error in the date cited in the paragraph of Item 7.01, in the Original Form 8-K. We incorrectly stated that our Board of Directors has extended the contract of Chairman Starnes though May 31, 2020. The correct date is May 31, 2022. This Form 8-K/A amends and restates in its entirety that paragraph in Item 7.01 of the Original Form 8-K (the changed date is underlined).
Additionally, although the Original Form 8K correctly reported June 27, 2017 as the record date for our upcoming quarterly dividend in Item 8.02, the included Exhibit 99.1 stated the record date was June 27, 2016. We issued a corrected news release on May 31, 2017, and attach the corrected news release as Exhibit 99.1 under Item 9.02. Item 8.02 is included, unchanged, from the Original Form 8-K for informational purposes only.
No other changes are made to the Original Form 8-K.

Item 7.01	REGULATION FD DISCLOSURE
At its meeting on May 31, 2017, Our Board of Directors extended the contract of our Chairman and Chief Executive Officer, W. Stancil Starnes, through May 31, 2022 with no change in terms or conditions from those previously disclosed.

Item 8.01	OTHER EVENTS
Declaration of Dividend
On May 31, 2017, our Board of Directors declared a quarterly dividend of $0.31 per common share. The record date for the dividend is June 27, 2017 and the payment date is July 12, 2017. Our Board of Directors anticipates a total annual dividend of $1.24 per share, to be paid in equal quarterly installments. However, any decision to pay future cash dividends will be subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations and other factors deemed relevant by the Board.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1    Our CORRECTED news release, dated May 31, 2017, announcing the declaration of a quarterly cash dividend by our Board at their meeting on May 31, 2017.
We are furnishing Exhibit 99.1 to this Current Report on Form 8-K/A in support of Item 8.01. This exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 1, 2017

PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
Frank B. O’Neil Senior Vice-President

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